                               POWER OF ATTORNEY

         I, Brian M. Storms, Chief Executive Officer and Trustee of Fresco Index Shares Trust, (the "Trust"), hereby constitute and appoint Amy R. Doberman, David M. Goldenberg, Cynthia Lo Bessette and Stuart Strauss, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Chief Executive Officer and Trustee of the Trust, the Registration Statements on Form N1-A and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.


      Signature                         Title                           Date
      ---------                         -----                           ----
/s/ Brian M. Storms       Chief Executive Officer and Trustee       August 19, 2002
Brian M. Storms

                                POWER OF ATTORNEY

         I, Joseph A. La Corte, President and Trustee of Fresco Index Shares Trust, (the "Trust"), hereby constitute and appoint Amy R. Doberman, David M. Goldenberg, Cynthia Lo Bessette and Stuart Strauss, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President and Trustee of the Trust, the Registration Statements on Form N1-A and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.



      Signature                  Title                           Date
      ---------                  -----                           ----
/s/ Joseph A. La Corte     President and Trustee            August 19, 2002
Joseph A. La Corte

                                POWER OF ATTORNEY

         I, Walter E. Auch, Trustee of Fresco Index Shares Trust, (the "Trust"), hereby constitute and appoint Amy R. Doberman, David M. Goldenberg, Cynthia Lo Bessette and Stuart Strauss, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, the Registration Statements on Form N1-A and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.



      Signature                  Title                Date
      ---------                  -----                ----
/s/ Walter E. Auch              Trustee           August 19, 2002
Walter E. Auch

                                POWER OF ATTORNEY

         I, Frank K. Reilly, Trustee of Fresco Index Shares Trust, (the "Trust"), hereby constitute and appoint Amy R. Doberman, David M. Goldenberg, Cynthia Lo Bessette and Stuart Strauss, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, the Registration Statements on Form N1-A and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.



      Signature                  Title                Date
      ---------                  -----                ----
/s/ Frank K. Reilly             Trustee           August 19, 2002
Frank K. Reilly

                                POWER OF ATTORNEY

         I, Edward M. Roob, Trustee of Fresco Index Shares Trust, (the "Trust"), hereby constitute and appoint Amy R. Doberman, David M. Goldenberg, Cynthia Lo Bessette and Stuart Strauss, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, the Registration Statements on Form N1-A and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.



      Signature                  Title                Date
      ---------                  -----                ----
/s/ Edward M. Roob              Trustee          August 19, 2002
Edward M. Roob